Exhibit 32.2


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Basic Earth Science Systems, Inc. (the "Company") on Form 10-KSB for the period ended March 31, 2005 to be filed with the Securities and Exchange Commission on June 29, 2005 (the "Report"), I, David Flake, as Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ David Flake                                 June 21, 2005
---------------                                 -------------
David Flake,
Chief Financial Officer